Fees Summary	Apr. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,434,479.08
Previously Paid Amount	0.00
Total Fee Amount	5,118.82
Total Offset Amount	0.00
Net Fee	$ 5,118.82